UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 2, 2021

FORIAN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40146	85-3467693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
41 University Drive, Suite 400, Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (267) 757-8707

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FORA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01.	Entry into a Material Definitive Agreement

Effective upon the completion of the Merger (as defined below), Forian Inc. (the “Company”) entered into indemnification agreements (the “Indemnification Agreements”) with Forian’s directors and officers. With specified exceptions, these Indemnification Agreements provide for indemnification against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement by any of these individuals in any action, suit or proceeding, to the fullest extent permitted by applicable law. The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On March 2, 2021 (the “Effective Time”), pursuant to the Agreement and Plan of Merger, dated as of October 16, 2020, as amended by Amendment to Agreement and Plan of Merger, dated as of December 30, 2020, as further amended by Amendment No. 2 to Agreement and Plan of Merger, dated February 9, 2021 (together, the “Merger Agreement”), by and among Helix Technologies, Inc. (“Helix”), the Company and DNA Merger Sub, Inc. (“Merger Sub”), Merger Sub merged with and into Helix, with Helix being the surviving corporation as a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of Helix common stock, par value $0.001 per share (“Helix Common Stock”) was converted into 0.05 shares (the “Exchange Ratio”) of common stock, par value $0.001 per share, of the Company (“Company Common Stock”). Also, at the Effective Time, each outstanding Helix stock option, whether vested or unvested, was automatically converted into a Company stock option to acquire, on the same terms and conditions as were applicable to such Helix stock option immediately prior to the Effective Time, the number of shares of Company Common Stock (rounded, if necessary, down to the nearest whole share) determined by multiplying the number of shares of Helix Common Stock subject to such Helix stock option as of immediately prior to the effective time by the Exchange Ratio, at an exercise price per share of Company Common Stock (rounded, if necessary, up to the nearest whole cent) equal to the exercise price per share of Helix Common Stock under such Helix stock option divided by the Exchange Ratio.

Immediately prior to the Effective Time, pursuant to the Equity Interest Contribution Agreement, dated March 2, 2021 (the “Contribution Agreement”), by and among the Company, Medical Outcomes Research Analytics, LLC (“MOR”) and each equity holder of MOR, such equity holders contributed their interests in MOR to the Company in exchange for shares of Company Common Stock (the “Contribution”). Upon the closing of the Contribution MOR became a wholly-owned subsidiary of the Company. Each unit of MOR was exchanged for 1.7776 shares of Company Common Stock.

The issuance of shares of Company Common Stock in connection with the Merger and the Contribution, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-250398), filed by the Company with the Securities and Exchange Commission (the “SEC”) and declared effective on February 11, 2021. The proxy statement/prospectus of Helix and Forian (the “Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Merger and the Contribution and the related transactions. The description of the Company Common Stock set forth in the Proxy Statement/Prospectus is incorporated herein by reference.

The foregoing description of the transactions resulting from consummation of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the amendments thereto, incorporated by reference as Exhibit 2.1, 2.2 and 2.3 to this Current Report on Form 8-K. The foregoing description of the transactions resulting from consummation of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, incorporated by reference as Exhibit 2.4 to this Current Report on Form 8-K.

Item 5.01.	Changes in Control of Registrant

Prior to the effective time of the Merger and the Contribution, the Company was owned and  controlled by MOR. As of the effective time of the Merger and the Contribution, the shares of the Company Common Stock are now held by the former holders of Helix Common Stock and units of MOR.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2021, the Company appointed Edward F. Spaniel, Jr. Executive Vice President – General Counsel and Secretary.

Mr. Spaniel (age 50) previously served as the Senior Vice President, Corporate Development and General Counsel of Edmunds GovTech, an ERP software provider within the local government sector, from September 2019 until February 2021. Prior to joining Edmunds GovTech, Mr. Spaniel was the Senior Vice President, Corporate Development and General Counsel of SICOM Systems, Inc., an ERP and point of sale software provider within the restaurant technology sector, from 2016 until its sale to Global Payments (NYSE:GPN) in 2018. Between 2010 and 2016, Mr. Spaniel managed legal affairs across the Americas for SDI Health, LLC, a healthcare analytics provider, and then IQVIA (NYSE:IQV) after its acquisition of SDI Health in 2011. Prior to SDI Health, Mr. Spaniel was a corporate attorney at Blank Rome LLP in Philadelphia for 14 years, where his practice focused principally on private and public healthcare and technology companies. Mr. Spaniel holds a B.A. from the University of Virginia and earned his Juris Doctor from the University of Virginia School of Law.

Pursuant to Mr. Spaniel’s employment agreement dated March 1, 2021, Mr. Spaniel is entitled to an annual base salary of $300,000, which amount is subject to annual review by and at the sole discretion of the Company’s Board or the compensation committee. Mr. Spaniel is eligible to receive an annual cash bonus equal to or exceeding 30% of his base salary, provided that he achieves performance targets determined by the Board or the compensation committee. Under the employment agreement, Mr. Spaniel is also entitled to receive a grant of 100,000 restricted stock units, which vest in four equal annual installments beginning on March 1, 2022, and 385,000 non-qualified stock options to purchase common stock of the Company, which vests twenty-five percent (25%) on March 1, 2022 and seventy-five percent (75%) shall vest in thirty-six (36) equal monthly installments thereafter.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary and any cash bonus earned but unpaid upon termination by Mr. Spaniel for Good Reason or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

Item 8.01.	Other Events

On March 2, 2021, Forian issued a press release in connection with the completion of the Merger and the Contribution. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of October 16, 2020, by and among Helix Technologies, Inc., Forian, Inc., DNA Merger Sub, Inc. and Medical Outcomes Research Analytics, LLC (the “Original Merger Agreement”) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated October 16, 2020 and filed with the Commission on October 19, 2020).

2.2
Amendment to Merger Agreement dated as of December 30, 2020 (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K dated December 30, 2020 and filed with the Commission on January 4, 2021).

2.3
Amendment No. 2 to Merger Agreement dated as of February 9, 2021 (incorporated by reference to Exhibit 2.3 to Amendment No. 4 to the Registration Statement on Form S-4 of Forian, Inc. (Registration No. 333-250938) filed with the Commission on February 9, 2021).

2.4	Equity Interest Contribution Agreement, dated March 2, 2021, by and among Forian, Inc. Medical Outcomes Research Analytics, LLC and the undersigned equityholders of MOR.

10.1	Form of Indemnification Agreement.

99.1	Press Release, dated March 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORIAN INC.

Dated: March 2, 2021	By:	/s/ Daniel Barton
	Name:	Daniel Barton
	Title:	Chief Executive Officer